UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2022

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2022, the shareholders of Eagle Bancorp Montana, Inc. (the “Company”) approved an amendment to the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers, and Employees (the “Plan”) at the Company’s annual meeting of shareholders. The Company’s shareholders approved the amendment to the Plan in accordance with the voting results set forth below under Item 5.07. The amendment to the Plan was previously adopted by the Company’s Board of Directors on February 24, 2022, subject to shareholder approval.

The amendment to the Plan increases the number of shares of restricted stock for issuance under the Plan from 293,571 to 393,571 shares. The material terms of the Plan were described in the Company’s definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 9, 2022, under the caption “Proposal 4 – Approval of Amendment No. 4 to the Eagle Bancorp Montana, Inc. 2011 Stock Incentive Plan for Directors, Officers, and Employees.”

The above description of the amendment to the Plan does not purport to be complete, and is qualified in its entirety by the full text of Amendment No. 4 to the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2022 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 21, 2022, four proposals were submitted to the shareholders. Of 6,694,811 shares outstanding and entitled to vote at our Annual Meeting, 5,159,048 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1
Election of five directors, one to serve for a two-year term until the 2024 Annual Meeting: Laura F. Clark; and four to serve for three-year terms each until the 2025 Annual Meeting: Benjamin G. Ruddy, Maureen J. Rude, Rick F. Hays and Peter J. Johnson. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Laura F. Clark	4,106,358	194,672	858,018
Benjamin G. Ruddy	3,892,967	408,063	858,018
Maureen J. Rude	4,033,692	267,338	858,018
Rick F. Hays	3,631,044	669,986	858,018
Peter J. Johnson	4,034,637	266,393	858,018

Proposal 2
Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2022. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	4,995,489	10,806	152,753

Proposal 3

The advisory vote on named executive officer compensation, as disclosed in our Proxy Statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions	Broker Non-vote
Advisory vote on named executive officer compensation as disclosed in the Proxy Statement	3,731,989	304,267	264,774	858,018

Proposal 4

Amendment No. 4 to the 2011 Stock Incentive Plan for Directors, Officers, and Employees (see Exhibit 10.1). The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions	Broker Non-vote
Amendment No. 4 to the 2011 Stock Incentive Plan for Directors, Officers and Employees	3,974,323	267,305	59,402	858,018

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 4 to the 2011 Stock Incentive Plan for Directors, Officers and Employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: April 27, 2022	By:	/s/ Miranda J. Spaulding Miranda J. Spaulding Senior Vice President & CFO

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